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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): March 19, 1997


                           THE EASTWIND GROUP, INC.
                           -----------------------
                (Exact name of issuer as specified in charter)


          Delaware                   0-27638                       23-2732753
(State or other Jurisdiction        Commission                  (I.R.S. Employer
of Incorporation or                 file number                 Identification
Organization)                                                   Number)

                       100 Four Falls Corporate Center
                                  Suite 305
                    West Conshohocken, Pennsylvania 19428
                   (Address of principal executive offices)

                                (610) 828-6860
             (registrant's telephone number, including area code)
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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         On March 19, 1997 The Eastwind Group, Inc. (the "Company") acquired (the "Acquisition") all of the outstanding common stock (the "Wickersham Stock") of Wickersham Printing Company, Inc., a Pennsylvania corporation ("Wickersham"), from John Yurchak, Jr., Stephen J. Cooper, Arthur R. Dean, Jr. and James L. Porter (collectively, the "Shareholders") pursuant to a Stock Exchange Agreement dated as of January 3, 1997. In return for the Wickersham Stock, the Shareholders received from the Company, in accordance with their percentage ownership of Wickersham Stock prior to the acquisition, an aggregate of 30,000 shares of the common stock of the Company.

         The Company also owns 250 shares of Series A Preferred Stock, par value $1,000 per share, of Wickersham which it purchased from Wickersham on May 13, 1996 for an aggregate purchase price of $250,000.

         Wickersham is a commercial printer which, through its two production facilities, manufactures books using conventional offset printing and "on demand" printing technology. It is the Company's intention for Wickersham to continue in its commercial printing business.

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Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits
         -----------------------------------

    (a) Financial statements of businesses acquired (provided in accordance with Item 310(c) of Regulation S-B).

         It is impracticable to provide the audited financial statements required relative to the acquired business described in Item 2 at the time this Report on Form 8-K is filed. The Registrant will file the required financial statements as soon as practicable, but in no event later than June 2, 1997.

    (b) Pro forma financial information (provided in accordance with Item 310(d) of Regulation S-B).

         It is impracticable to provide the pro forma financial information required relative to the acquired business described in Item 2 at the time this Report on Form 8-K is filed. The Registrant will file pro forma financial information as soon as practicable, but in no event later than June 2, 1997.

    (c)  Exhibits

  2.1 Stock Exchange Agreement by and among the Company, John Yurchak, Jr., Stephen J. Cooper, Arthur R. Dean and James L. Porter, dated as of January 3, 1997.


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                                  SIGNATURE
                                  ---------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 THE EASTWIND GROUP, INC.

Date: March 31, 1997                             By: /s/ William B. Miller
                                                     --------------------------
                                                      Senior Vice President and
                                                      Chief Financial Officer


                                      -4-
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                                 EXHIBIT INDEX



Exhibit
  No.                             Description
--------                          -----------

 2.1 Stock Exchange Agreement by and among the Company, John Yurchak, Jr., Stephen J. Cooper, Arthur R. Dean and James L. Porter, dated as of January 3, 1997.